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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):

                                October 27, 2003
                                ----------------

                            LIFEPOINT HOSPITALS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                         0-29818                        52-2165845
   --------                        ---------                       ----------
(State or Other                 (Commission File                (I.R.S. Employer
Jurisdiction of                      Number)                     Identification
 Incorporation)                                                     Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                           --------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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Item 7.        Financial Statements and Exhibits.

               (a) Financial statements of businesses acquired.

                     None required

               (b) Pro forma financial information.

                     None required

               (c) Exhibits.

                     99 Copy of press release issued by the Company on October 27, 2003.

Item 12.       Results of Operations and Financial Condition.

               LifePoint Hospitals, Inc. (the "Company") issued a press release on October 27, 2003. The press release announced that the Company reported third quarter 2003 results. See the press release attached as Exhibit 99.


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

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LIFEPOINT HOSPITALS, INC.


                                            By:   /s/Michael J. Culotta
                                                --------------------------------
                                                     Michael J. Culotta
                                                     Senior Vice President and
                                                     Chief Financial Officer



Date:    October 27, 2003

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
-------      -----------------------

  99         Copy of press release issued by the Company on October 27, 2003.


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